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                                                                      Exhibit 24
                                                                      ----------

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-84558) pertaining to the Kohl's Corporation Savings Plan of our report dated June 29, 2001, with respect to the financial statements and schedules of the Kohl's Department Stores, Inc. Savings Plan included in this Annual report (Form 11-K) for the year ended February 3, 2001.



Milwaukee, Wisconsin                                          ERNST & YOUNG LLP
July 27, 2001